Investor Presentation As of December 31, 2019 Exhibit 99.1

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the “SEC”), including FUSB’s most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, growth and earnings potential and expansion, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the market areas served by First US Bank (the “Bank”) and Acceptance Loan Company (“ALC”), market conditions and investment returns, changes in interest rates, the pending discontinuation of LIBOR as an interest rate benchmark, the availability of quality loans in the Bank’s and ALC’s service areas, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets, collateral values and cybersecurity threats. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix B to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data and 12/31/19 data presented herein has not been audited by FUSB’s independent registered public accounting firm.

Contents

- Corporate Profile 5
- Strategic Focus..9
- Strategic Achievements 20
- Appendix A: Historical Information...25
- Appendix B: Non-GAAP Reconciliation...34

FIRST US | BANCSHARES, INC.

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FIRST US | BANCSHARES, INC.

Corporate Profile

Company Founded:	1952	Tangible BV:	$12.33 per share (1)
Headquarters:	Birmingham, AL	Exchange:	NASDAQ: FUSB
First US Bank:	20 Branches / 2 LPOs	Stock Price:	$11.61
Acceptance Loan Co:	21 Branches	Price to TBV:	94.2% (1)
Total Assets:	$789 million	Market Cap:	$71.5 million
Net Loans:	$545 million	Annual Dividend:	$0.09 (2)
Total Deposits:	$684 million	Dividend Yield:	0.78%

Information as of 12/31/19

(1) Calculations of tangible balances and measures are included in Appendix B
(2) Dividend increased from $0.02 per quarter to $0.03 in the fourth quarter of 2019

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Corporate Profile

An Experienced Management Team



James F. House, President and Chief Executive Officer

- Veteran banker with SouthTrust Bank for 31 years
- Business consultant from 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues
- Florida Division President with BankTrust from 2009 to 2011
- Tenure at FUSB began in November 2011



Thomas S. Elley, Chief Financial Officer

- CPA holding various positions with Deloitte & Touche LLP over 13-year period
- Held previous banking positions with Regions Financial Corporation, Iberiabank Corporation and SouthTrust Corporation
- Background in public company audits, Sarbanes-Oxley and internal control over financial reporting
- Tenure at FUSB began October 2013



David P. McCullum, Senior Commercial Lending Executive

- Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years
- CPA
- Tenure at FUSB began July 2015

FIRST US BANCSHARES, INC.

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First US Bank – Branch and LPO Location Map

Acceptance Loan Company – Branch Location Map

Near term: Generate organic loan growth Prudently manage the balance sheet in current interest rate environment Maintain discipline in deposit funding costs Use hedging strategies where appropriate Lending efforts focused on: Commercial real estate lending with cash flow coverage of ≥1.25x Commercial and industrial lending Owner-occupied commercial real estate lending 1-4 family residential mortgage lending Consumer indirect lending Longer term focus: Acquisitions to enter new markets Continued organic growth in loan volume Grow loan production offices to levels that support branching Enhance digital banking offerings Strategic Focus Objective: Create a diversified balance sheet with superior performance metrics

Enhance balance sheet diversification: Focus on indirect lending, branded through First US Bank (currently operational in 11 states) Grow commercial loans in diverse metropolitan markets Follow loan growth with deposit growth using diverse suite of deposit products Maintain credit quality standards FUSB does not seek to engage in lending for:(1) Speculative land deals Hotels Restaurants (except fast food chains) 1-4 family rentals (except student housing) Leveraged buyouts with Blue Sky Other speculative loans Strategic Focus Objective: Create a diversified balance sheet with superior performance metrics (1) Portfolio may contain elements of these types of loans from legacy operations

Strategic Focus – A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Strategic Focus Building a Diversified Balance Sheet Loan Composition as of 12/31/2019 Deposit Composition as of 12/31/2019

Quarter Ended Year Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 12/31/2019 12/31/2018 Diluted Net Income per Share $ 0.18 $ 0.16 $ 0.15 $ 0.18 $ 0.22 $ 0.67 $ 0.37 Return on Average Assets (annualized) 0.61% 0.57% 0.51% 0.63% 0.74% 0.58% 0.36% Return on Average Tangible Common Equity (annualized) (1) 6.35% 5.92% 5.50% 7.01% 8.52% 6.19% 3.40% Net Interest Margin 5.12% 5.23% 5.21% 5.17% 5.27% 5.18% 5.27% Efficiency Ratio (2) 78.2% 79.4% 80.8% 81.0% 77.7% 79.8% 84.3% Loans to Deposits Ratio 79.8% 80.4% 74.9% 71.5% 73.1% 79.8% 73.1% Tangible Book Value per Common Share (1) $ 12.33 $ 12.03 $ 11.84 $ 11.48 $ 11.13 $ 12.33 $ 11.13 Strategic Focus Selected Financial Data (1) Calculations of tangible balances and measures are included in Appendix B (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Quarter Ended Year Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 12/31/2019 12/31/2018 Loans – Bank 5.04% 5.19% 5.26% 5.30% 5.30% 5.19% 4.85% Loans – ALC 16.33% 16.46% 17.37% 17.15% 17.02% 16.81% 17.61% Taxable Investment Securities 2.06% 2.04% 2.12% 2.19% 2.09% 2.11% 2.02% Tax-Exempt Investment Securities 2.83% 2.80% 2.74% 2.76% 2.88% 2.78% 3.41% Federal Funds Sold 1.77% 2.34% 2.61% 2.50% 2.24% 2.32% 2.01% Interest-bearing Deposits in Banks 1.59% 2.28% 2.34% 2.31% 2.30% 2.10% 1.97% Average Yield on Interest-earning Assets 6.03% 6.17% 6.16% 6.10% 6.11% 6.11% 5.97% Demand Deposits 0.50% 0.52% 0.51% 0.49% 0.49% 0.51% 0.45% Money Market/Savings Deposits 0.83% 0.98% 1.12% 1.11% 0.97% 1.01% 0.73% Time Deposits 1.72% 1.67% 1.66% 1.55% 1.37% 1.65% 1.20% Borrowings 1.33% 2.26% 0.00% 0.00% 0.76% 1.76% 1.56% Average Rate on Interest-bearing Liabilities 1.13% 1.16% 1.17% 1.12% 1.02% 1.14% 0.86% Net Interest Margin 5.12% 5.23% 5.21% 5.17% 5.27% 5.18% 5.27% Strategic Focus Net Interest Margin

Strategic Focus Return on Average Tangible Common Equity (ROATCE)(1) 5 Quarter – ROATCE (annualized) 5 Year – ROATCE (1) Calculations of tangible balances and measures are included in Appendix B

Strategic Focus Efficiency Ratio(1) 5 Quarter – Efficiency Ratio 5 Year – Efficiency Ratio (1) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Strategic Focus Loans to Deposits Ratio 5 Quarter – Loans to Deposits Ratio 5 Year – Loans to Deposits Ratio

Strategic Focus Tangible Book Value per Common Share(1) 5 Quarter – TBV per Share 5 Year – TBV per Share (1) Calculations of tangible balances and measures are included in Appendix B

Strategic Focus Loan Growth First US Bank Growth driven by expansion into larger metropolitan markets, including The Peoples Bank acquisition Maintaining adherence to credit standards Average yield FYE 2019 of 5.19%, compared to 4.85% FYE 2018 ALC Continued shift to indirect lending – lower yield, but lower losses(1) Moving traditional consumer lending up the credit spectrum Average yield FYE 2019 of 16.81%, compared to 17.61% FYE 2018 Loan Volume (1) The Indirect Sales portfolio was transferred from ALC to the Bank, effective January 1, 2020

Strategic Achievements Year Ended 12/31/19 Established loan production offices in Mobile, AL and Chattanooga, TN area in 2019 Continued growth in existing metropolitan markets Successful completion of repurchases of 148,738 FUSB shares in Q3 and Q4 of 2019 Lease-up of the Bank’s Pump House Plaza office complex in Birmingham Transfer of indirect sales portfolio to the Bank from ALC, effective January 1, 2020

Strategic Achievements Indirect Sales Transfer to Bank from ALC Fewer state-by-state barriers to entry More effective marketing under First US Bank name Significantly enhanced consumer loan approval process through existing FUSB branches Better diversification of loan portfolio at Bank level Clarification of ALC focus on direct lending at its branch level Indirect Lending Currently Conducted in 11 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina South Carolina Tennessee Texas Virginia

Strategic Achievements Technological Improvements Transitioned Bank and ALC to a modern, unified information systems platform Added or upgraded all communication channels to secure, affordable models Further implemented digital banking products and services, allowing the Bank to continue to compete with regional and national competitors Transitioned the Bank to the more focused First US Bank branding Achieved improvements without a significant increase in Non-Interest Expense

Strategic Achievements Modernized Technology While Maintaining Cost Discipline Cost-neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings Increased expense in 2018 and 2019 due to acquisition of The Peoples Bank ALC adds substantial expense, but with the benefits of higher yield and superior diversification Non-Interest Expense *Core non-interest expense excludes OREO/Foreclosure-related and acquisition-related expenses

Appendices

Appendix A – Historical Information Committed to Sound Credit Policies Total Classified Assets $75 million reduction in classified assets since 2011 Nonperforming Assets reduced from peak of $47 million to $4.8 million as of 12/31/19 Nonperforming Assets as a % of Total Assets reduced from 5.73% as of 12/31/11 to 0.61% as of 12/31/19

Appendix A – Historical Information First US Bank – Building a Diversified Portfolio C&I and Real Estate enhance diversification Stay within our core competencies Focus on C&I loans with strong cash flows Limited real estate development loans (primarily those acquired through The Peoples Bank acquisition) Growth from The Peoples Bank acquisition concentrated in real estate portfolio

Appendix A – Historical Information ALC - Enhancing Diversification with Focus on Indirect Sales Indirect Sales – National and Regional retailers (includes RVs/campers, marine, horse trailers, cargo trailers, limited ATVs) Branch Retail – Local retailers managed through branch network Direct Consumer – Installment lending through branch network Real Estate – Discontinued in 2012 – now in runoff mode *The Indirect Sales portfolio was transferred from ALC to the Bank, effective January 1, 2020

Appendix A – Historical Information Share Price vs. Tangible Book Value (94% as of 12/31/2019)(1) (1) Calculations of tangible balances and measures are included in Appendix B

Appendix A – Historical Information Selected Balance Sheet Information Quarterly Comparison (dollars in thousands) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Investment Securities $ 108,356 $ 114,309 $ 136,649 $ 148,025 $ 153,949 Loans, Net of Allowance for Loan and Lease Losses $ 545,243 $ 544,519 $ 511,515 $ 502,760 $ 514,867 OREO $ 1,078 $ 1,248 $ 1,258 $ 1,222 $ 1,505 Total Assets $ 788,738 $ 771,930 $ 777,171 $ 795,334 $ 791,939 Deposits $ 683,662 $ 677,640 $ 682,806 $ 703,361 $ 704,725 Total Shareholders’ Equity $ 84,748 $ 83,790 $ 83,748 $ 81,573 $ 79,437 Total Liabilities and Shareholders’ Equity $ 788,738 $ 771,930 $ 777,171 $ 795,334 $ 791,939

Appendix A – Historical Information Income Statements Quarterly Comparison (dollars in thousands, except per share data)   Quarter Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Total Interest Income $ 10,825 $ 11,027 $ 10,923 $ 10,813 $ 11,177 Total Interest Expense 1,636 1,680 1,690 1,640 1,533 Net Interest Income $ 9,189 $ 9,347 $ 9,233 $ 9,173 $ 9,644 Provision for Loan and Lease Losses 716 883 715 400 473 Net Interest Income After Provision for Loan and Lease Losses $ 8,473 $ 8,464 $ 8,518 $ 8,773 $ 9,171 Total Non-Interest Income 1,396 1,414 1,291 1,265 1,226 Total Non-Interest Expense 8,279 8,546 8,504 8,453 8,450 Income Before Income Taxes $ 1,590 $ 1,332 $ 1,305 $ 1,585 $ 1,947 Provision for Income Taxes 381 214 300 351 470 Net Income $ 1,209 $ 1,118 $ 1,005 $ 1,234 $ 1,477 Basic Net Income per Share $ 0.19 $ 0.17 $ 0.16 $ 0.19 $ 0.23 Diluted Net Income per Share $ 0.18 $ 0.16 $ 0.15 $ 0.18 $ 0.22 Dividends per Share $ 0.03 $ 0.02 $ 0.02 $ 0.02 $ 0.02

Appendix A – Historical Information Selected Balance Sheet Information Annual Comparison (dollars in thousands) 12/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Investment Securities $ 108,356 $ 153,949 $ 180,150 $ 207,814 $ 231,202 Loans, Net of Allowance for Loan and Lease Losses $ 545,243 $ 514,867 $ 346,121 $ 322,772 $ 255,432 OREO $ 1,078 $ 1,505 $ 3,792 $ 4,858 $ 6,038 Total Assets $ 788,738 $ 791,939 $ 625,581 $ 606,892 $ 575,782 Deposits $ 683,662 $ 704,725 $ 517,079 $ 497,556 $ 479,258 Total Shareholders’ Equity $ 84,748 $ 79,437 $ 76,208 $ 76,241 $ 77,030 Total Liabilities and Shareholders’ Equity $ 788,738 $ 791,939 $ 625,581 $ 606,892 $ 575,782

Appendix A – Historical Information Income Statements Annual Comparison (dollars in thousands, except per share data) Year Ended 12/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Total Interest Income $ 43,588 $ 37,138 $ 31,100 $ 30,155 $ 29,897 Total Interest Expense 6,646 4,350 2,706 2,271 2,289 Net Interest Income $ 36,942 $ 32,788 $ 28,394 $ 27,884 $ 27,608 Provision for Loan and Lease Losses 2,714 2,622 1,987 3,197 216 Net Interest Income After Provision for Loan and Lease Losses $ 34,228 $ 30,166 $ 26,407 $ 24,687 $ 27,392 Total Non-Interest Income 5,366 5,610 4,666 5,201 4,531 Total Non-Interest Expense 33,782 32,385 28,449 28,495 28,377 Income Before Income Taxes $ 5,812 $ 3,391 $ 2,624 $ 1,393 $ 3,546 Provision for Income Taxes 1,246 901 3,035 169 951 Net Income (Loss) $ 4,566 $ 2,490 $ (411) $ 1,224 $ 2,595 Basic Net Income (Loss) per Share $ 0.71 $ 0.40 $ (0.07) $ 0.20 $ 0.42 Diluted Net Income (Loss) per Share $ 0.67 $ 0.37 $ (0.07) $ 0.19 $ 0.41 Dividends per Share $ 0.09 $ 0.08 $ 0.08 $ 0.08 $ 0.08

Appendix A – Historical Information Capital Ratios Re-leveraged through The Peoples Bank acquisition Common Equity Tier 1 Capital Risk-based Capital Tier 1 Leverage December 31, 2016 19.01% 20.26% 12.27% December 31, 2017 18.41% 19.60% 11.89% December 31, 2018 12.62% 13.53% 8.96% December 31, 2019 12.78% 13.77% 9.61% Well-Capitalized 6.50% 10.00% 5.00% Capital ratios decreased in Q3 2018 due to acquisition of The Peoples Bank Will continue to build capital for future growth opportunities

Appendix B
Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		Quarter Ended					Year Ended				
		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
TANGIBLE BALANCES											
Total assets		$ 788,738	$ 771,930	$ 777,171	$ 795,334	$ 791,939					
Less: Goodwill		7,435	7,435	7,435	7,435	7,435					
Less: Core deposit intangible		1,390	1,499	1,621	1,749	1,877					
Tangible assets	**(a)**	**$ 779,913**	**$ 762,996**	**$ 768,115**	**$ 786,150**	**$ 782,627**					
Total shareholders' equity		$ 84,748	$ 83,790	$ 83,748	$ 81,573	$ 79,437					
Less: Goodwill		7,435	7,435	7,435	7,435	7,435					
Less: Core deposit intangible		1,390	1,499	1,621	1,749	1,877					
Tangible common equity	**(b)**	**$ 75,923**	**$ 74,856**	**$ 74,692**	**$ 72,389**	**$ 70,125**					
Average shareholders' equity		$ 84,345	$ 83,991	$ 82,335	$ 80,600	$ 78,275	$ 82,831	$ 76,468	$ 78,268	$ 78,281	$ 76,176
Less: Average goodwill		7,435	7,435	7,435	7,435	7,551	7,435	2,548	—	—	—
Less: Average core deposit intangible		1,442	1,556	1,683	1,818	1,960	1,623	659	—	—	—
Average tangible shareholders' equity	**(c)**	**$ 75,468**	**$ 75,000**	**$ 73,217**	**$ 71,347**	**$ 68,764**	**$ 73,773**	**$ 73,261**	**$ 78,268**	**$ 78,281**	**$ 76,176**
Net income	**(d)**	**$ 1,209**	**$ 1,118**	**$ 1,005**	**$ 1,234**	**$ 1,477**	**$ 4,566**	**$ 2,490**	**$ (411)**	**$ 1,224**	**$ 2,595**
Common shares outstanding	**(e)**	**6,158**	**6,222**	**6,306**	**6,304**	**6,298**					
TANGIBLE MEASUREMENTS											
Tangible book value per common share	**(b)/(e)**	**$ 12.33**	**$ 12.03**	**$ 11.84**	**$ 11.48**	**$ 11.13**					
Tangible common equity to tangible assets	**(b)/(a)**	**9.73%**	**9.81%**	**9.72%**	**9.21%**	**8.96%**					
Return on average tangible common equity (annualized)	**(1)**	**6.35%**	**5.92%**	**5.50%**	**7.01%**	**8.52%**	**6.19%**	**3.40%**	**-0.52%**	**1.56%**	**3.41%**

(1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders' equity (c)

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Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		12/31/2019	6/30/2019	12/31/2018	6/30/2018	12/31/2017	6/30/2017	12/31/2016	6/30/2016
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 84,748	$ 83,748	$ 79,437	$ 75,634	$ 76,208	$ 78,373	$ 76,241	$ 78,525
Less: Goodwill		7,435	7,435	7,435	—	—	—	—	—
Less: Core deposit intangible		1,390	1,621	1,877	—	—	—	—	—
Tangible common equity	(a)	$ 75,923	$ 74,692	$ 70,125	$ 75,634	$ 76,208	$ 78,373	$ 76,241	$ 78,525
Common shares outstanding	(b)	6,158	6,306	6,298	6,092	6,082	6,073	6,043	6,039
Tangible book value per common share	(c) = (a)/(b)	$ 12.33	$ 11.84	$ 11.13	$ 12.41	$ 12.53	$ 12.91	$ 12.62	$ 13.00
FUSB stock price	(d)	$ 11.61	$ 9.24	$ 7.95	$ 11.65	$ 12.80	$ 11.22	$ 11.11	$ 8.90
Stock price to tangible book value	(d)/(c)	94%	78%	71%	94%	102%	87%	88%	68%

		12/31/2015	6/30/2015	12/31/2014	6/30/2014	12/31/2013	6/30/2013	12/31/2012	6/30/2012
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647	$ 66,741
Less: Goodwill		—	—	—	—	—	—	—	—
Less: Core deposit intangible		—	—	—	—	—	—	—	—
Tangible common equity	(a)	$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647	$ 66,741
Common shares outstanding	(b)	6,039	6,034	6,034	6,030	6,028	6,024	6,024	6,018
Tangible book value per common share	(c) = (a)/(b)	$ 12.76	$ 12.56	$ 12.46	$ 12.15	$ 11.63	$ 11.46	$ 11.40	$ 11.09
FUSB stock price	(d)	$ 8.92	$ 8.05	$ 8.84	$ 8.47	$ 7.29	$ 9.89	$ 5.36	$ 5.48
Stock price to tangible book value	(d)/(c)	70%	64%	71%	70%	63%	86%	47%	49%

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www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200